EXHIBIT 4.45

Confidential

授权委托书

Power of Attorney

本合伙企业，拉萨市鸿阳信息科技合伙企业（有限合伙），一家依照中国法律设立和存续的有限合伙企业，注册地址为拉萨经济技术开发区林琼岗东一路13号金岳医药公司办公楼419号，在本授权委托书签署之日拟受让北京新意互动广告有限公司（“新意互动”）1.58%的股权。就本合伙企业在新意互动将来持有的股权（“本合伙企业股权”），本合伙企业特此不可撤销地授权北京易车互联信息技术有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

We, Lhasa Hongyang Information Technology Partnership (Limited Partnership), a limited liability partnership duly organized and existing under the laws of PRC, with its address at No.419 of Jinyue Medical Corporation’s office building, No.13 of Linqionggang Dongyi Road, Lhasa Economic and Technological Development Zone, Xizang, P. R. China, and a holder of 1.58% of the entire registered capital in Beijing C&I Advertising Co., Ltd. (“C&I”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing Bitauto Internet Information Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by us now and in the future in C&I (“Our Shareholding”) during the term of this Power of Attorney:

授权WFOE（或WFOE指定的授权人）作为本合伙企业唯一的排他的代理人就有关本合伙企业股权的事宜全权代表本合伙企业行使包括但不限于如下的权利：1）参加新意互动的股东会；2）行使按照法律和新意互动章程规定本合伙企业所享有的全部股东权利和股东表决权，包括但不限于出售或转让或质押或处置本合伙企业股权的全部或任何一部分；以及3）作为本合伙企业的授权代表指定和任命新意互动的法定代表人、董事、监事、总经理以及其他高级管理人员等。未经WFOE书面同意，本合伙企业无权增资、减资、转让、质押、或以其他任何方式处置、变更本公司在新意互动的股权。

WFOE (or any person designated by WFOE) is hereby authorized to act on behalf of ourselves as our exclusive agent and attorney with respect to all matters concerning Our Shareholding, including without limitation to: 1) attending shareholders’ meetings of C&I; 2) exercising all the shareholder’s rights and shareholder's voting rights we are entitled to under the laws of China and C&I of Association, including but not limited to the sale or transfer or pledge or disposition of Our Shareholding in part or in whole; and 3) designate and appoint on behalf of ourselves the legal representative, the directors, supervisors, the chief executive officer and other senior management members of C&I. Without written consent by WFOE, we have no right to increase, decrease, transfer, pledge, or by any other manner to dispose or change Our Shareholding.

本合伙企业承诺：除非另行约定，在本合伙企业存续期内，就本合伙企业从新意互动获得任何利润、股息、分红或清算所得，本合伙企业将在遵从中国法律的前提下将其及时赠予WOFE或WOFE指定的任何人。

1

Confidential

We warrant and undertake to WOFE that, unless otherwise agreed by both of WOFE and us, we shall promptly donate any profit, interest, dividend or proceeds of liquidation to WOFE or any other person designated by WOFE to the extent permitted under applicable PRC laws.

WFOE（或WFOE指定的授权人）就本合伙企业股权的一切行为均视为本合伙企业的行为，签署的一切文件均视为本合伙企业签署，本合伙企业会予以承认。

All the actions associated with Our Shareholding conducted by WFOE (or the person designated by WFOE) shall be deemed as our own actions, and all the documents related to Our Shareholding executed by WFOE shall be deemed to be executed by us. We hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本合伙企业或获得本合伙企业的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。如中国法律或WFOE要求，本合伙企业将按照该要求另行对WFOE 指定的授权人出具格式和内容如同授权书的授权委托书。如WFOE 撤销对某一指定授权人行使上述权利，本合伙企业将在收到WFOE书面通知后立即终止对该人员的委托；除此之外，本合伙企业不得撤销对WFOE或WFOE指定的授权人作出的任何委托和授权。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights. If required by PRC laws or WFOE, we shall grant to the person designated by the WFOE an authorization in form and content same as this Power of Attorney. Once the WFOE withdraw its authorization to any person designated by it to exercise the aforementioned rights, we will immediately withdraw the authorization herein after receiving WFOE’s written notice; except for the above, we shall not withdraw any authorization granted to WFOE or any person designated by WFOE.

在本合伙企业为新意互动的股东期间（不论本公司在新意互动的股权比例是否发生任何变化），本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that we are the shareholder of C&I (whether Our Shareholding changed or not), this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本合伙企业特此放弃已经通过本授权委托书授权给WFOE的与本合伙企业股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by ourselves.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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Confidential

拉萨市鸿阳信息科技合伙企业（有限合伙）（盖章）
Lhasa Hongyang Information Technology
Partnership (Limited Partnership)
签字
By:	/s/Yao Dong
姓名: 姚东
Name: Yao Dong
职位： 执行事务合伙人
Title: Executive Partner

接受：

Accepted by

北京易车互联信息技术有限公司（盖章）
Beijing Bitauto Internet Information Co., Ltd.
签字
By：	/s/Li Bin
姓名：李斌
Name: Li Bin
职位：法定代表人
Title: Legal Representative

承认：

Acknowledged by

北京新意互动广告有限公司（盖章）
Beijing C&I Advertising Co., Ltd.
签字
By：	/s/Qu Weihai
姓名：曲伟海
Name: Qu Weihai
职位：法定代表人
Title: Legal Representative

3

Confidential

授权委托书

Power of Attorney

本合伙企业，拉萨市鸿丰信息科技合伙企业（有限合伙），一家依照中国法律设立和存续的有限合伙企业，注册地址为拉萨经济技术开发区林琼岗东一路13号金岳医药公司办公楼419号，在本授权委托书签署之日拟受让北京新意互动广告有限公司（“新意互动”）1.58%的股权。就本合伙企业在新意互动将来持有的股权（“本合伙企业股权”），本合伙企业特此不可撤销地授权北京易车互联信息技术有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

We, Lhasa Hongfeng Information Technology Partnership (Limited Partnership), a limited liability partnership duly organized and existing under the laws of PRC, with its address at No.415 of Jinyue Medical Corporation’s office building, No.13 of Linqionggang Dongyi Road, Lhasa Economic and Technological Development Zone, Xizang, P. R. China, and a holder of 1.58% of the entire registered capital in Beijing C&I Advertising Co., Ltd. (“C&I”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing Bitauto Internet Information Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by us now and in the future in C&I (“Our Shareholding”) during the term of this Power of Attorney:

授权WFOE（或WFOE指定的授权人）作为本合伙企业唯一的排他的代理人就有关本合伙企业股权的事宜全权代表本合伙企业行使包括但不限于如下的权利：1）参加新意互动的股东会；2）行使按照法律和新意互动章程规定本合伙企业所享有的全部股东权利和股东表决权，包括但不限于出售或转让或质押或处置本合伙企业股权的全部或任何一部分；以及3）作为本合伙企业的授权代表指定和任命新意互动的法定代表人、董事、监事、总经理以及其他高级管理人员等。未经WFOE书面同意，本合伙企业无权增资、减资、转让、质押、或以其他任何方式处置、变更本公司在新意互动的股权。

WFOE (or any person designated by WFOE) is hereby authorized to act on behalf of ourselves as our exclusive agent and attorney with respect to all matters concerning Our Shareholding, including without limitation to: 1) attending shareholders’ meetings of C&I; 2) exercising all the shareholder’s rights and shareholder's voting rights we are entitled to under the laws of China and C&I of Association, including but not limited to the sale or transfer or pledge or disposition of Our Shareholding in part or in whole; and 3) designate and appoint on behalf of ourselves the legal representative, the directors, supervisors, the chief executive officer and other senior management members of C&I. Without written consent by WFOE, we have no right to increase, decrease, transfer, pledge, or by any other manner to dispose or change Our Shareholding.

本合伙企业承诺：除非另行约定，在本合伙企业存续期内，就本合伙企业从新意互动获得任何利润、股息、分红或清算所得，本合伙企业将在遵从中国法律的前提下将其及时赠予WOFE或WOFE指定的任何人。

We warrant and undertake to WOFE that, unless otherwise agreed by both of WOFE and us, we shall promptly donate any profit, interest, dividend or proceeds of liquidation to WOFE or any other person designated by WOFE to the extent permitted under applicable PRC laws.

1

Confidential

WFOE（或WFOE指定的授权人）就本合伙企业股权的一切行为均视为本合伙企业的行为，签署的一切文件均视为本合伙企业签署，本合伙企业会予以承认。

All the actions associated with Our Shareholding conducted by WFOE (or the person designated by WFOE) shall be deemed as our own actions, and all the documents related to Our Shareholding executed by WFOE shall be deemed to be executed by us. We hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本合伙企业或获得本合伙企业的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。如中国法律或WFOE要求，本合伙企业将按照该要求另行对WFOE 指定的授权人出具格式和内容如同授权书的授权委托书。如WFOE 撤销对某一指定授权人行使上述权利，本合伙企业将在收到WFOE书面通知后立即终止对该人员的委托；除此之外，本合伙企业不得撤销对WFOE或WFOE指定的授权人作出的任何委托和授权。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights. If required by PRC laws or WFOE, we shall grant to the person designated by the WFOE an authorization in form and content same as this Power of Attorney. Once the WFOE withdraw its authorization to any person designated by it to exercise the aforementioned rights, we will immediately withdraw the authorization herein after receiving WFOE’s written notice; except for the above, we shall not withdraw any authorization granted to WFOE or any person designated by WFOE.

在本合伙企业为新意互动的股东期间（不论本公司在新意互动的股权比例是否发生任何变化），本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that we are the shareholder of C&I (whether Our Shareholding changed or not), this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本合伙企业特此放弃已经通过本授权委托书授权给WFOE的与本合伙企业股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by ourselves.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

2

Confidential

拉萨市鸿丰信息科技合伙企业（有限合伙）（盖章）
Lhasa Hongfeng Information Technology
Partnership (Limited Partnership)
签字
By：	/s/Yang Tao
姓名：杨涛
Name: Yang Tao
职位：执行事务合伙人
Title: Executive Partner

接受：

Accepted by

北京易车互联信息技术有限公司（盖章）
Beijing Bitauto Internet Information Co., Ltd.
签字
By：	/s/Li Bin
姓名：李斌
Name: Li Bin
职位：法定代表人
Title: Legal Representative

承认：

Acknowledged by

北京新意互动广告有限公司（盖章）
Beijing C&I Advertising Co., Ltd.
签字
By：	/s/Qu Weihai
姓名：曲伟海
Name: Qu Weihai
职位：法定代表人
Title: Legal Representative

3

Confidential

授权委托书

Power of Attorney

本合伙企业，拉萨市丰润信息科技合伙企业（有限合伙），一家依照中国法律设立和存续的有限合伙企业，注册地址为拉萨经济技术开发区林琼岗东一路13号金岳医药公司办公楼411号，在本授权委托书签署之日拟受让北京新意互动广告有限公司（“新意互动”）5.39%的股权。就本合伙企业在新意互动将来持有的股权（“本合伙企业股权”），本合伙企业特此不可撤销地授权北京易车互联信息技术有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

We, Lhasa Fengrun Information Technology Partnership (Limited Partnership), a limited liability partnership duly organized and existing under the laws of PRC, with its address at No.411 of Jinyue Medical Corporation’s office building, No.13 of Linqionggang Dongyi Road, Lhasa Economic and Technological Development Zone, Xizang, P. R. China, and a holder of 5.39% of the entire registered capital in Beijing C&I Advertising Co., Ltd. (“C&I”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing Bitauto Internet Information Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by us now and in the future in C&I (“Our Shareholding”) during the term of this Power of Attorney:

授权WFOE（或WFOE指定的授权人）作为本合伙企业唯一的排他的代理人就有关本合伙企业股权的事宜全权代表本合伙企业行使包括但不限于如下的权利：1）参加新意互动的股东会；2）行使按照法律和新意互动章程规定本合伙企业所享有的全部股东权利和股东表决权，包括但不限于出售或转让或质押或处置本合伙企业股权的全部或任何一部分；以及3）作为本合伙企业的授权代表指定和任命新意互动的法定代表人、董事、监事、总经理以及其他高级管理人员等。未经WFOE书面同意，本合伙企业无权增资、减资、转让、质押、或以其他任何方式处置、变更本公司在新意互动的股权。

WFOE (or any person designated by WFOE) is hereby authorized to act on behalf of ourselves as our exclusive agent and attorney with respect to all matters concerning Our Shareholding, including without limitation to: 1) attending shareholders’ meetings of C&I; 2) exercising all the shareholder’s rights and shareholder's voting rights we are entitled to under the laws of China and C&I of Association, including but not limited to the sale or transfer or pledge or disposition of Our Shareholding in part or in whole; and 3) designate and appoint on behalf of ourselves the legal representative, the directors, supervisors, the chief executive officer and other senior management members of C&I. Without written consent by WFOE, we have no right to increase, decrease, transfer, pledge, or by any other manner to dispose or change Our Shareholding.

本合伙企业承诺：除非另行约定，在本合伙企业存续期内，就本合伙企业从新意互动获得任何利润、股息、分红或清算所得，本合伙企业将在遵从中国法律的前提下将其及时赠予WOFE或WOFE指定的任何人。

We warrant and undertake to WOFE that, unless otherwise agreed by both of WOFE and us, we shall promptly donate any profit, interest, dividend or proceeds of liquidation to WOFE or any other person designated by WOFE to the extent permitted under applicable PRC laws.

1

Confidential

WFOE（或WFOE指定的授权人）就本合伙企业股权的一切行为均视为本合伙企业的行为，签署的一切文件均视为本合伙企业签署，本合伙企业会予以承认。

All the actions associated with Our Shareholding conducted by WFOE (or the person designated by WFOE) shall be deemed as our own actions, and all the documents related to Our Shareholding executed by WFOE shall be deemed to be executed by us. We hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本合伙企业或获得本合伙企业的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。如中国法律或WFOE要求，本合伙企业将按照该要求另行对WFOE 指定的授权人出具格式和内容如同授权书的授权委托书。如WFOE 撤销对某一指定授权人行使上述权利，本合伙企业将在收到WFOE书面通知后立即终止对该人员的委托；除此之外，本合伙企业不得撤销对WFOE或WFOE指定的授权人作出的任何委托和授权。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights. If required by PRC laws or WFOE, we shall grant to the person designated by the WFOE an authorization in form and content same as this Power of Attorney. Once the WFOE withdraw its authorization to any person designated by it to exercise the aforementioned rights, we will immediately withdraw the authorization herein after receiving WFOE’s written notice; except for the above, we shall not withdraw any authorization granted to WFOE or any person designated by WFOE.

在本合伙企业为新意互动的股东期间（不论本公司在新意互动的股权比例是否发生任何变化），本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that we are the shareholder of C&I (whether Our Shareholding changed or not), this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本合伙企业特此放弃已经通过本授权委托书授权给WFOE的与本合伙企业股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by ourselves.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

2

Confidential

拉萨市丰润信息科技合伙企业（有限合伙）（盖章）
Lhasa Fengrun Information Technology
Partnership (Limited Partnership)
签字
By：	/s/Qu Weihai
姓名：曲伟海
Name: Qu Weihai
职位：执行事务合伙人
Title: Executive Partner

接受：

Accepted by

北京易车互联信息技术有限公司（盖章）
Beijing Bitauto Internet Information Co., Ltd.
签字
By：	/s/Li Bin
姓名：李斌
Name: Li Bin
职位：法定代表人
Title: Legal Representative

承认：

Acknowledged by

北京新意互动广告有限公司（盖章）
Beijing C&I Advertising Co., Ltd.
签字
By：	/s/Qu Weihai
姓名：曲伟海
Name: Qu Weihai
职位：法定代表人
Title: Legal Representative

3

Confidential

授权委托书

Power of Attorney

本合伙企业，拉萨市润泽信息科技合伙企业（有限合伙），一家依照中国法律设立和存续的有限合伙企业，注册地址为拉萨经济技术开发区林琼岗东一路13号金岳医药公司办公楼417号，在本授权委托书签署之日拟受让北京新意互动广告有限公司（“新意互动”）1.98%的股权。就本合伙企业在新意互动将来持有的股权（“本合伙企业股权”），本合伙企业特此不可撤销地授权北京易车互联信息技术有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

We, Lhasa Runze Information Technology Partnership (Limited Partnership), a limited liability partnership duly organized and existing under the laws of PRC, with its address at No.417 of Jinyue Medical Corporation’s office building, No.13 of Linqionggang Dongyi Road, Lhasa Economic and Technological Development Zone, Xizang, P. R. China, and a holder of 1.98% of the entire registered capital in Beijing C&I Advertising Co., Ltd. (“C&I”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing Bitauto Internet Information Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by us now and in the future in C&I (“Our Shareholding”) during the term of this Power of Attorney:

授权WFOE（或WFOE指定的授权人）作为本合伙企业唯一的排他的代理人就有关本合伙企业股权的事宜全权代表本合伙企业行使包括但不限于如下的权利：1）参加新意互动的股东会；2）行使按照法律和新意互动章程规定本合伙企业所享有的全部股东权利和股东表决权，包括但不限于出售或转让或质押或处置本合伙企业股权的全部或任何一部分；以及3）作为本合伙企业的授权代表指定和任命新意互动的法定代表人、董事、监事、总经理以及其他高级管理人员等。未经WFOE书面同意，本合伙企业无权增资、减资、转让、质押、或以其他任何方式处置、变更本公司在新意互动的股权。

WFOE (or any person designated by WFOE) is hereby authorized to act on behalf of ourselves as our exclusive agent and attorney with respect to all matters concerning Our Shareholding, including without limitation to: 1) attending shareholders’ meetings of C&I; 2) exercising all the shareholder’s rights and shareholder's voting rights we are entitled to under the laws of China and C&I of Association, including but not limited to the sale or transfer or pledge or disposition of Our Shareholding in part or in whole; and 3) designate and appoint on behalf of ourselves the legal representative, the directors, supervisors, the chief executive officer and other senior management members of C&I. Without written consent by WFOE, we have no right to increase, decrease, transfer, pledge, or by any other manner to dispose or change Our Shareholding.

本合伙企业承诺：除非另行约定，在本合伙企业存续期内，就本合伙企业从新意互动获得任何利润、股息、分红或清算所得，本合伙企业将在遵从中国法律的前提下将其及时赠予WOFE或WOFE指定的任何人。

We warrant and undertake to WOFE that, unless otherwise agreed by both of WOFE and us, we shall promptly donate any profit, interest, dividend or proceeds of liquidation to WOFE or any other person designated by WOFE to the extent permitted under applicable PRC laws.

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Confidential

WFOE（或WFOE指定的授权人）就本合伙企业股权的一切行为均视为本合伙企业的行为，签署的一切文件均视为本合伙企业签署，本合伙企业会予以承认。

All the actions associated with Our Shareholding conducted by WFOE (or the person designated by WFOE) shall be deemed as our own actions, and all the documents related to Our Shareholding executed by WFOE shall be deemed to be executed by us. We hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本合伙企业或获得本合伙企业的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。如中国法律或WFOE要求，本合伙企业将按照该要求另行对WFOE 指定的授权人出具格式和内容如同授权书的授权委托书。如WFOE 撤销对某一指定授权人行使上述权利，本合伙企业将在收到WFOE书面通知后立即终止对该人员的委托；除此之外，本合伙企业不得撤销对WFOE或WFOE指定的授权人作出的任何委托和授权。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights. If required by PRC laws or WFOE, we shall grant to the person designated by the WFOE an authorization in form and content same as this Power of Attorney. Once the WFOE withdraw its authorization to any person designated by it to exercise the aforementioned rights, we will immediately withdraw the authorization herein after receiving WFOE’s written notice; except for the above, we shall not withdraw any authorization granted to WFOE or any person designated by WFOE.

在本合伙企业为新意互动的股东期间（不论本公司在新意互动的股权比例是否发生任何变化），本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that we are the shareholder of C&I (whether Our Shareholding changed or not), this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本合伙企业特此放弃已经通过本授权委托书授权给WFOE的与本合伙企业股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by ourselves.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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Confidential

拉萨市润泽信息科技合伙企业（有限合伙）（盖章）
Lhasa Runze Information Technology
Partnership (Limited Partnership)
签字
By：	/s/Zhu Jingsong
姓名：朱劲松
Name: Zhu Jingsong
职位：执行事务合伙人
Title: Executive Partner

接受：

Accepted by

北京易车互联信息技术有限公司（盖章）
Beijing Bitauto Internet Information Co., Ltd.
签字
By：	/s/Li Bin
姓名：李斌
Name: Li Bin
职位：法定代表人
Title: Legal Representative

承认：

Acknowledged by

北京新意互动广告有限公司（盖章）
Beijing C&I Advertising Co., Ltd.
签字
By：	/s/Qu Weihai
姓名：曲伟海
Name: Qu Weihai
职位：法定代表人
Title: Legal Representative

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